EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly Report of Saratoga Resources, Inc. (the “Company”) on Form 10-Q as amended for the period ended March 31, 2008 as filed with the Securities and Exchange Commission (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.

the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.

the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: August 13, 2008	/s/ Thomas Cooke
Name: Thomas Cooke
Title: Chief Executive Officer

Date: August 13, 2008	/s/ Thomas Cooke
Name: Thomas Cooke
Title: Chief Financial Officer